Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)
J.P. Morgan Securities LLC
Citigroup Global Markets Inc.
Mizuho Securities USA LLC
SG Americas Securities, LLC
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2023-4 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(a)	an electronic data file entitled “2023-4 UWR01 B302 Aug2023 2-5B Reg ABII Short List 092523.txt,” provided by the Company on September 25, 2023, containing information on 119,367 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of August 31, 2023 (the “Data File”), and

(b)	an electronic data file entitled “HAROT 2023-4 B302 Honda_ex102_Aug2023_Initial 2-5Bln.csv,” provided by the Company on September 26, 2023, containing information on the Receivables as of August 31, 2023 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2023-4 Owner Trust.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means August 31, 2023.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or DMV that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions
First Payment Date	Installment Sale Contract
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter
Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions
New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions
Collateral Type (Honda or Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions
Origination Date	Installment Sale Contract
Original Maturity Date	Installment Sale Contract and Data File Instructions
Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems, and Data File Instructions
Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and Data File Instructions
Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 119,367 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions
Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions
Origination Date	Installment Sale Contract and XML File Instructions
First Payment Date	Installment Sale Contract and XML File Instructions
Maturity Date	Installment Sale Contract and XML File Instructions
Original Loan Term	Installment Sale Contract and XML File Instructions
Grace Period Number	Installment Sale Contract and XML File Instructions
Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions
Current Delinquency Status	“Delinquency Summary” screen shot showing effective date September 1, 2023, “Payment History” screen shot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 119,367 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
October 16, 2023

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20234001	60	20234060	119	20234119	178	20234178	237	20234237
2	20234002	61	20234061	120	20234120	179	20234179	238	20234238
3	20234003	62	20234062	121	20234121	180	20234180	239	20234239
4	20234004	63	20234063	122	20234122	181	20234181	240	20234240
5	20234005	64	20234064	123	20234123	182	20234182	241	20234241
6	20234006	65	20234065	124	20234124	183	20234183	242	20234242
7	20234007	66	20234066	125	20234125	184	20234184	243	20234243
8	20234008	67	20234067	126	20234126	185	20234185	244	20234244
9	20234009	68	20234068	127	20234127	186	20234186	245	20234245
10	20234010	69	20234069	128	20234128	187	20234187	246	20234246
11	20234011	70	20234070	129	20234129	188	20234188	247	20234247
12	20234012	71	20234071	130	20234130	189	20234189	248	20234248
13	20234013	72	20234072	131	20234131	190	20234190	249	20234249
14	20234014	73	20234073	132	20234132	191	20234191	250	20234250
15	20234015	74	20234074	133	20234133	192	20234192	251	20234251
16	20234016	75	20234075	134	20234134	193	20234193	252	20234252
17	20234017	76	20234076	135	20234135	194	20234194	253	20234253
18	20234018	77	20234077	136	20234136	195	20234195	254	20234254
19	20234019	78	20234078	137	20234137	196	20234196	255	20234255
20	20234020	79	20234079	138	20234138	197	20234197	256	20234256
21	20234021	80	20234080	139	20234139	198	20234198	257	20234257
22	20234022	81	20234081	140	20234140	199	20234199	258	20234258
23	20234023	82	20234082	141	20234141	200	20234200	259	20234259
24	20234024	83	20234083	142	20234142	201	20234201	260	20234260
25	20234025	84	20234084	143	20234143	202	20234202	261	20234261
26	20234026	85	20234085	144	20234144	203	20234203	262	20234262
27	20234027	86	20234086	145	20234145	204	20234204	263	20234263
28	20234028	87	20234087	146	20234146	205	20234205	264	20234264
29	20234029	88	20234088	147	20234147	206	20234206	265	20234265
30	20234030	89	20234089	148	20234148	207	20234207	266	20234266
31	20234031	90	20234090	149	20234149	208	20234208	267	20234267
32	20234032	91	20234091	150	20234150	209	20234209	268	20234268
33	20234033	92	20234092	151	20234151	210	20234210	269	20234269
34	20234034	93	20234093	152	20234152	211	20234211	270	20234270
35	20234035	94	20234094	153	20234153	212	20234212	271	20234271
36	20234036	95	20234095	154	20234154	213	20234213	272	20234272
37	20234037	96	20234096	155	20234155	214	20234214	273	20234273
38	20234038	97	20234097	156	20234156	215	20234215	274	20234274
39	20234039	98	20234098	157	20234157	216	20234216	275	20234275
40	20234040	99	20234099	158	20234158	217	20234217	276	20234276
41	20234041	100	20234100	159	20234159	218	20234218	277	20234277
42	20234042	101	20234101	160	20234160	219	20234219	278	20234278
43	20234043	102	20234102	161	20234161	220	20234220	279	20234279
44	20234044	103	20234103	162	20234162	221	20234221	280	20234280
45	20234045	104	20234104	163	20234163	222	20234222	281	20234281
46	20234046	105	20234105	164	20234164	223	20234223	282	20234282
47	20234047	106	20234106	165	20234165	224	20234224	283	20234283
48	20234048	107	20234107	166	20234166	225	20234225	284	20234284
49	20234049	108	20234108	167	20234167	226	20234226	285	20234285
50	20234050	109	20234109	168	20234168	227	20234227	286	20234286
51	20234051	110	20234110	169	20234169	228	20234228	287	20234287
52	20234052	111	20234111	170	20234170	229	20234229
53	20234053	112	20234112	171	20234171	230	20234230
54	20234054	113	20234113	172	20234172	231	20234231
55	20234055	114	20234114	173	20234173	232	20234232
56	20234056	115	20234115	174	20234174	233	20234233
57	20234057	116	20234116	175	20234175	234	20234234
58	20234058	117	20234117	176	20234176	235	20234235
59	20234059	118	20234118	177	20234177	236	20234236

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Data File Instructions

Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider Simple Interest to be the only Loan Type available in AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C

XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)

XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screen shot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.